VOTING AGREEMENT

This VOTING AGREEMENT, dated as of September 6, 2012 (this “Agreement”), is made and entered into by and among American Realty Capital Trust, Inc., a Maryland corporation (the “Company”), Realty Income Corporation, a Maryland corporation (“Parent”), Nicholas S. Schorsch and William M. Kahane (each a “Stockholder” and, collectively, the “Stockholders”).

RECITALS

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company, Parent and Tau Acquisition LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“Merger Sub”), are entering into an Agreement and Plan of Merger (the “Merger Agreement”), which provides, among other things, for the merger of the Company with and into Merger Sub (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement;

WHEREAS, as of the date hereof, each Stockholder is the record and/or beneficial owner of the number of shares of Company Common Stock set forth across from such Stockholder’s name on Schedule A attached hereto and has the voting and dispositive power in connection with the Merger with respect to such shares (with respect to each Stockholder, such Stockholder’s “Existing Shares” and, together with any shares of Company Common Stock acquired after the date hereof, whether upon the exercise of options, conversion of convertible securities or otherwise, such Stockholder’s “Shares”); and

WHEREAS, as an inducement and a condition to entering into the Merger Agreement, Parent and the Company have required that the Stockholders agree, and the Stockholders have agreed, to enter into this Agreement.

NOW, THEREFORE, to implement the foregoing and in consideration of the mutual agreements contained herein, the parties agree as follows:

AGREEMENT

1.                  Agreement to Vote; Irrevocable Proxy; Etc.

(a)                Agreement to Vote. Subject to the terms and conditions hereof, each Stockholder hereby irrevocably and unconditionally agrees that, from and after the date hereof and until the Termination Date, at any meeting of the holders of Company Common Stock, however called, or in connection with any written consent of the holders of Company Common Stock, such Stockholder shall (x) appear at such meeting or otherwise cause all of such Stockholder’s Shares to be counted as present thereat for purposes of calculating a quorum and respond to any other request by the Company or Parent for written consent, if any, and (y) vote (or cause to be voted) such Stockholder’s Shares (i) in favor of (A) approval of the Merger and the other transactions contemplated by the Merger Agreement and (B) any other matter that is required to facilitate the consummation of the Merger and the other transactions contemplated by the Merger Agreement and (ii) against the following actions: (A) any Company Acquisition Proposal, (B) any other action involving the Company or any Company Subsidiary that would reasonably be expected to have the effect of impeding, materially interfering with, materially delaying, materially postponing, or impairing (I) the ability of the Company to consummate the Merger or (II) any other transaction contemplated by the Merger Agreement or (C) any action or agreement that would reasonably be expected to result in any condition to the consummation of the Merger set forth in Article VII of the Merger Agreement not being fulfilled on or prior to the Outside Date. Subject to the terms and conditions hereof, no Stockholder shall enter into any agreement or understanding with any Person prior to the termination of this Agreement to vote in any manner inconsistent herewith. Subject to the terms and conditions hereof, the obligations of each Stockholder specified in this Section 1(a) shall not be affected by the commencement, public proposal, public disclosure or communication to the Company of any Company Acquisition Proposal prior to the Termination Date.

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(b)               Irrevocable Proxy. Each Stockholder hereby revokes any and all previous proxies and powers of attorney granted with respect to such Stockholder’s Shares, and no Stockholder shall grant any subsequent proxy or power of attorney with respect to such Stockholder’s Shares, except as set forth in this Agreement or required by a Letter of Transmittal. By entering into this Agreement, subject to the last sentence of this Section 1(b), each Stockholder hereby grants, or agrees to cause the applicable record holder to grant, a proxy appointing Parent, any designee of Parent and each of Parent’s officers, with full power of substitution and resubstitution, as such Stockholder’s attorney-in-fact and proxy, for and in such Stockholder’s name, to be counted as present, vote, express consent or dissent with respect to such Stockholder’s Shares for the purposes set forth in Section 1(a). The proxy granted by each Stockholder pursuant to this Section 1(b) is, subject to the last sentence of this Section 1(b), irrevocable and is coupled with an interest, in accordance with Section 2-507(d) of the Maryland General Corporation Law, and is granted in order to secure such Stockholder’s performance under this Agreement and also in consideration of Parent entering into this Agreement and the Merger Agreement. If either Stockholder fails for any reason to be counted as present, consent or vote such Stockholder’s Shares in accordance with the requirements of Section 1(a), then Parent shall have the right to cause to be present, consent or vote such Stockholder’s Shares in accordance with the provisions of Section 1(a). The proxy granted by each Stockholder shall be automatically revoked upon the valid termination of this Agreement in accordance Section 6.

(c)                Restriction on Transfer. From the date of this Agreement until the Termination Date and except as otherwise contemplated in the Merger Agreement, neither Stockholder shall (i) sell, transfer, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, or limitation on the voting rights of, any of such Stockholder’s Shares (any such action, a “Transfer”); provided that nothing in this Agreement shall prohibit the exercise by either Stockholder of any options to purchase Shares, (ii) deposit any of such Stockholder’s Shares into a voting trust or enter into a separate voting agreement with respect to such Stockholder’s Shares, (iii) take any action that would cause any representation or warranty of such Stockholder contained herein to become untrue or incorrect, in each case, in any material respect, or would reasonably be expected to have the effect of preventing or disabling such Stockholder from performing his obligations under this Agreement or (iv) commit or agree to take any of the foregoing actions. Any action taken in violation of the foregoing sentence shall be null and void ab initio. Notwithstanding the foregoing, each Stockholder may make Transfers of Shares by will, for estate or tax planning purposes, for charitable purposes or as charitable gifts or donations; provided, that, each transferee agrees in writing to be bound by the terms of this Agreement applicable to such Stockholder and to hold such Shares subject to all the terms and provisions of this Agreement to the same extent as such terms and provisions bound such Stockholder. If any involuntary Transfer of any of the Shares shall occur, the transferee (which term, as used herein, shall include the initial transferee and any and all subsequent transferees of the initial transferee) shall take and hold such Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until the Termination Date.

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(d)               Additional Shares. Each Stockholder hereby agrees, during the term of this Agreement, to promptly notify Parent and the Company of any new Shares acquired by such Stockholder, if any, after the execution of this Agreement. Any such Shares shall be subject to the terms of this Agreement as though owned by such Stockholder on the date of this Agreement. In the event of a stock split, stock dividend or distribution, or any change in the Company Common Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, reincorporation, exchange of shares or the like, the terms “Existing Shares” and “Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

(e)                Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Company, Parent, any of the Persons identified in Section 1(b) or any other Person any direct or indirect ownership or incidence of ownership of or with respect to, or pecuniary interest in, any of the Shares. All rights, ownership and economic benefits of and relating to, and pecuniary interest in, the Shares shall remain vested in and belong to the applicable Stockholder, and neither the Company, Parent, the Persons identified in Section 1(b) nor any other Person shall have any power or authority to direct either Stockholder in the voting or disposition of any of the Shares, except as otherwise expressly provided in this Agreement.

2.                  Representations and Warranties of the Stockholders. Each Stockholder hereby represents and warrants to the Company and Parent, as of the date hereof, and at all times during the term of this Agreement, solely with respect to himself, as follows:

(a)                Authorization; Validity of Agreement; Necessary Action. Such Stockholder has full power and authority to execute and deliver this Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder, and, assuming this Agreement constitutes a valid and binding obligation of the Company and Parent, constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar Laws, now or hereafter in effect, affecting creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

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(b)               Shares. Such Stockholder’s Existing Shares are owned beneficially and/or of record by such Stockholder, as set forth on Schedule A attached hereto. Such Stockholder’s Existing Shares constitute all of the shares of Company Common Stock owned of record or beneficially by such Stockholder, and, except for such Stockholder’s Existing Shares, such Stockholder does not beneficially own or have any right to acquire (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing) any shares of Company Common Stock or any securities convertible into shares of Company Common Stock (other than pursuant to any option, stock award or similar compensation plan adopted by the Company). Such Stockholder has the voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Section 1 hereof and power to agree to all of the matters set forth in this Agreement with respect to each of such Stockholder’s Existing Shares as set forth on Schedule A attached hereto, with no other limitations, qualifications or restrictions on such rights, subject to applicable federal securities Laws and the terms of this Agreement and the Merger Agreement. Such Stockholder has good and valid title to such Stockholder’s Existing Shares, free and clear of all liens, claims, security interests or other charges or encumbrances.

(c)                No Conflicts. The execution and delivery of this Agreement by such Stockholder do not, and the performance of the terms of this Agreement by such Stockholder will not, (a) require such Stockholder to obtain the consent or approval of, or make any filing with or notification to, any Governmental Authority, (b) require the consent or approval of any other Person pursuant to any agreement, obligation or instrument binding on such Stockholder or his properties or assets, (c) except as may otherwise be required by federal securities Laws, conflict with or violate any Law applicable to such Stockholder or pursuant to which any of his properties or assets are bound or (d) violate any other agreement to which such Stockholder is a party, including any voting agreement, stockholders agreement, irrevocable proxy or voting trust. Such Stockholder’s Existing Shares are not, with respect to the voting or transfer thereof, subject to any other agreement, including any voting agreement, stockholders agreement, irrevocable proxy or voting trust.

(d)               Acknowledgment. Such Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

3.                  Representations and Warranties of the Company. The Company hereby represents and warrants to the Stockholders and Parent, as of the date hereof, and at all times during the term of this Agreement, as follows:

(a)                Organization. The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Maryland.

(b)               Corporate Authorization; Validity of Agreement; Necessary Action. The Company has the requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by the Company Board, and no other corporate action or proceedings on the part of the Company are necessary to authorize the execution and delivery by the Company of this Agreement, and the consummation by the Company of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company, and, assuming this Agreement constitutes a valid and binding obligation of the Stockholders and Parent, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar Laws, now or hereafter in effect, affecting creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

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(c)                No Conflicts. The execution and delivery of this Agreement by the Company do not, and the performance of the terms of this Agreement by the Company will not, (a) require the Company to obtain the consent or approval of, or make any filing with or notification to, any Governmental Authority, (b) require the consent or approval of any other Person pursuant to any agreement, obligation or instrument binding on the Company or its properties or assets, (c) except as may otherwise be required by federal securities Laws, conflict with or violate any Law applicable to the Company or pursuant to which any of its or any Company Subsidiary’s properties or assets are bound or (d) violate any other material agreement to which the Company or any Company Subsidiary is a party.

4.                  Representations and Warranties of Parent. Parent hereby represents and warrants to the Stockholders and the Company, as of the date hereof, and at all times during the term of this Agreement, as follows:

(a)                Organization. Parent is a corporation duly organized, validly existing and in good standing under the Laws of the State of Maryland.

(b)               Corporate Authorization; Validity of Agreement; Necessary Action. Parent has the requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by Parent of this Agreement and the consummation by Parent of the transactions contemplated hereby have been duly and validly authorized by the Parent Board, and no other corporate action or proceedings on the part of Parent are necessary to authorize the execution and delivery by Parent of this Agreement, and the consummation by Parent of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent, and, assuming this Agreement constitutes a valid and binding obligation of the Stockholders and the Company, constitutes a valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar Laws, now or hereafter in effect, affecting creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

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(c)                No Conflicts. The execution and delivery of this Agreement by Parent do not, and the performance of the terms of this Agreement by Parent will not, (a) require Parent to obtain the consent or approval of, or make any filing with or notification to, any Governmental Authority, (b) require the consent or approval of any other Person pursuant to any agreement, obligation or instrument binding on Parent or its properties or assets, (c) except as may otherwise be required by federal securities Laws, conflict with or violate any Law applicable to Parent or pursuant to which any of its or any Parent Subsidiary’s properties or assets are bound or (d) violate any other material agreement to which Parent or any Parent Subsidiary is a party.

5.                  Further Assurances. From time to time, at any other party’s request and expense and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be reasonably necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

6.                  Termination. This Agreement shall automatically terminate, and no party shall have any rights or obligations hereunder and this Agreement shall become null and void and have no further force or effect upon the earlier to occur of the (a) Effective Time, (b) valid termination of the Merger Agreement in accordance with its terms, (c) an Adverse Recommendation Change, and (d) at the option of any Stockholder, the execution or granting of any amendment, modification, change or waiver with respect to the Merger Agreement subsequent to the date of this Agreement that results in any decrease in the consideration to be paid per share (subject to adjustment per the terms of the Merger Agreement) for the shares of Company Common Stock (any such date shall be referred to herein as the “Termination Date”). Nothing in this Section 6 shall relieve any party of liability for breach of this Agreement prior to the termination of this Agreement pursuant to its terms.

7.                  Costs and Expenses. All costs and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated hereby shall be paid by the party incurring such expenses.

8.                  Amendment and Modification. This Agreement may be amended, modified and supplemented in any and all respects only by written agreement executed and delivered by each of the respective parties. No provision of this Agreement may be waived, discharged or terminated other than by an instrument in writing signed by the party against whom the enforcement of such waiver, discharge or termination is sought, except that this Agreement may be terminated as set forth in Section 6.

9.                  Notices. Any notice, request, claim, demand and other communications hereunder shall be sufficient if in writing and sent (i) by facsimile transmission (providing confirmation of transmission) or e-mail of a pdf attachment (provided that any notice received by facsimile or e-mail transmission or otherwise at the addressee’s location on any Business Day after 5:00 p.m. (Pacific time) shall be deemed to have been received at 9:00 a.m. (Pacific time) on the next Business Day) or (ii) by reliable overnight delivery service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows (or at such other address for a party as shall be specified in a notice given in accordance with this Section 9):

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(a)             If to the Company, to:

American Realty Capital Trust, Inc.

405 Park Avenue

14th Floor

New York, NY 10022

Phone: (646) 937-6900

Fax: (646) 861-7738

    (646) 861-7812

Attention:  William M. Kahane

Brian D. Jones

with a copy to:

Proskauer Rose LLP

Eleven Times Square

New York, New York 10036

Phone: (212) 969-3186

Fax: (212) 969-2900

Attention:   Peter M. Fass, Esq.

 Steven L. Lichtenfeld, Esq.

 Daniel I. Ganitsky, Esq.

(b)            If to Nicholas S. Schorsch, to:

c/o American Realty Capital Trust, Inc.
405 Park Avenue
14th Floor
New York, New York 10022
Phone: (212) 415-6501
Fax: (212) 415-6507

with a copy to:

Morgan, Lewis & Bockius LLP
1701 Market St.
Philadelphia, Pennsylvania 19103-2921
Phone: (215) 963-5144
Fax: (215) 963-5001
Attention: John T. Boxer

(c)             If to William M. Kahane, to:

c/o American Realty Capital Trust, Inc.
405 Park Avenue
14th Floor
New York, New York 10022
Phone: (646) 937-6900

Fax: (646) 861-7738

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(d)            If to Parent, to:

Realty Income Corporation

600 La Terraza Blvd.

Escondido, CA 92025

Phone: (760) 741-2111

Fax: (760) 741-2235

Attention: Chief Executive Officer

with a copy to:

Latham & Watkins LLP

650 Town Center Drive, 20th Floor

Costa Mesa, California 92626

Phone: (714) 540-1235

Fax: (714) 755-8290

Attention:  William J. Cernius, Esq.

Paul D. Tosetti, Esq.

10.              Interpretation. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation”.

11.              Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or by e-mail of a pdf attachment shall be effective as delivery of a manually executed counterpart of this Agreement.

12.              Entire Agreement; No Third Party Beneficiaries. This Agreement (together with the Merger Agreement and the Confidentiality Agreements) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder. This Agreement is intended to create a contractual relationship among each Stockholder, Parent and the Company and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship among any of the parties hereto. Without limiting the generality of the foregoing, none of the Stockholders or Parent, by entering into this Agreement, intends to form a “group” for purposes of Rule 13d-5(b)(1) of the Exchange Act or any other similar provision of applicable Law with each other or any other stockholder of the Company.

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13.              Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

14.              Specific Performance; Remedies Cumulative.

(a)                The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to seek the remedy of specific performance of the terms hereof, in addition to any other remedy at law or equity.

(b)               Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

15.              Governing Law. This Agreement shall be governed and construed in accordance with the Laws of the State of Maryland without giving effect to the principles of conflicts of law thereof.

16.              Assignment. Except as set forth in Section 1(c), neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

17.              Consent to Jurisdiction.

(a)                Each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of Maryland and to the jurisdiction of the United States District Court for the State of Maryland, for the purpose of any Action (whether based on contract, tort or otherwise), directly or indirectly, arising out of or relating to this Agreement or the actions of the parties hereto in the negotiation, administration, performance and enforcement thereof, and each of the parties hereto hereby irrevocably agrees that all claims in respect to such Action may be heard and determined exclusively in any Maryland state or federal court.

(b)               Each of the parties hereto (i) irrevocably consents to the service of the summons and complaint and any other process in any other Action relating to the transactions contemplated by this Agreement, on behalf of itself or its property, by personal delivery of copies of such process to such party and nothing in this Section 17 shall affect the right of any party to serve legal process in any other manner permitted by Law, (ii) consents to submit itself to the personal jurisdiction of any United States federal court located in the State of Maryland or any Maryland state court in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iv) agrees that it will not bring any Action relating to this Agreement or the transactions contemplated by this Agreement in any court other than any United States federal court located in the State of Maryland or any Maryland state court. Each of the Stockholders, Parent and the Company agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

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18.              WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE OUT OF OR RELATING TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE), DIRECTLY OR INDIRECTLY, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE ACTIONS OF THE PARTIES HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF. EACH OF THE PARTIES HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 18.

19.              Negotiated Terms. The provisions of this Agreement are the result of negotiations between the parties. Accordingly, this Agreement shall not be construed in favor of or against any party by reason of the extent to which the party or any of his or its professional advisors participated in its preparation.

20.              Action in Stockholder Capacity Only. The parties acknowledge and agree that this Agreement is entered into by each Stockholder solely in his capacity as the record and/or beneficial owner of such Stockholder’s Shares and nothing in this Agreement shall restrict or limit in any respect any action taken by such Stockholder in his capacity as a director or officer of the Company. The taking of any action (or failure to act) by either Stockholder in his capacity as an officer or director of the Company will in no event be deemed to constitute a breach of this Agreement.

21.              Stockholder Obligations Several and Not Joint. The obligations of each Stockholder hereunder shall be several and not joint and neither Stockholder shall be liable for any breach of the terms of this Agreement by the other Stockholder.

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22.              Documentation and Information. Each Stockholder (i) consents to and authorizes the publication and disclosure by Parent and the Company of such Stockholder’s identity and holdings of the Shares, and the nature of such Stockholder’s commitments, arrangements and understandings under this Agreement, in any press release or any other disclosure document required in connection with the Merger or any other transaction contemplated by the Merger Agreement and (ii) agrees as promptly as practicable to give to Parent and the Company any information reasonably related to the foregoing as either may reasonably require for the preparation of any such disclosure documents. As promptly as practicable, each Stockholder shall notify Parent and the Company of any required corrections with respect to any written information supplied by such Stockholder specifically for use in any such disclosure document, if and to the extent such Stockholder becomes aware that any have become false or misleading in any material respect.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the Company, Parent and each of the Stockholders have caused this Agreement to be signed by their respective officers or other authorized Person thereunto duly authorized as of the date first written above.

AMERICAN REALTY CAPITAL TRUST, INC.

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: President and Chief Executive Officer

STOCKHOLDERS:

By:	/s/ Nicholas S. Schorsch
Nicholas S. Schorsch

By:	/s/ William M. Kahane
William M. Kahane

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REALTY INCOME CORPORATION

By:	/s/ Michael R. Pfeiffer
Name: Michael R. Pfeiffer
Title: Executive Vice President, General Counsel and Secretary

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SCHEDULE A

Stockholder	Existing Shares (includes shares held by AR Capital, LLC)

Nicholas S. Schorsch	1,000,780
William M. Kahane	268,991

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